Events Occurring After The Reporting Date	12 Months Ended
Dec. 31, 2023
Events Occurring After The Reporting Date [Abstract]
EVENTS OCCURRING AFTER THE REPORTING DATE

NOTE 34. EVENTS OCCURRING AFTER THE REPORTING DATE

Subject to the subsequent events below, there is no other matter or circumstance arisen since December 31, 2023, which has significantly affected, or may significantly affect the operations of the Group, the result of those operations, or the state of affairs of the Group in subsequent financial years.

In January 2024, the Company issued 21,000 ordinary shares at a share price of US$2.50 for a total subscription amount of US$52,500. The proceeds from this sale of shares were used for the company’s operation and working capital.

On July 22, 2024, the Company issued a $350,000 convertible notes (“2407 Note”). The 2407 Note bears interest at 6% per annum maturing in 2 years from the date of issuance of the 2407 Note. The holder of the 2407 Note has the right to convert the principal amount to shares in the Company at a fixed conversion price of $1.25 per share, subject to adjustment, over the term of the 2407 Note. The holder of the 2407 Note cannot convert the shares in the Company if such conversion would take the noteholder over 19.99% shareholding in the Company. In addition, the noteholder also received a warrant representing 150% of the amount of the 2407 Note, raising an additional $525,000 if all the warrants are exercised. The warrants are for a term of 2 years from the date of the 2407 Note and can be exercised at $1.30 for each share. Under the warrant agreement, the warrant holder cannot exercise the warrant to subscribe for shares in the Company if such exercise would take the warrant holder over 19.99% shareholding in the Company. The use of the proceeds from this fund raise was for working capital. As at the date of this report none of the 2407 Note were converted and none of the warrants were exercised.

On July 26, 2024, the Group entered into an Exclusive Distribution Agreement for the distributing and sale of the smartglass products used in or installed in the Prefabrication Home Market. The distributor would maintain the exclusive distribution by achieving certain annual sales. The agreement if for 3 years with a renewal for 5 years under certain conditions.